As filed with the Securities and Exchange Commission on December 10, 2007
Registration No. 333-145929

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 2
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CARDTRONICS, INC.
(exact name of registrant as specified in its charter)

Delaware	7389	76-0681190
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification No.)

J. Chris Brewster Chief Financial Officer
3110 Hayes Road, Suite 300	3110 Hayes Road, Suite 300
Houston, Texas 77082	Houston, Texas 77082
(281) 596-9988	(281) 596-9988
(Address, Including Zip Code, and Telephone Number,	(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)	Including Area Code, of Agent for Service)

Copies to:

David P. Oelman, Esq. Bruce C. Herzog, Esq. Vinson & Elkins L.L.P. 2500 First City Tower 1001 Fannin Street Houston, Texas 77002-6760 713-758-2222 713-615-5861 (fax)	Robert Evans III, Esq. Andrew R. Schleider, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, New York 10022 212-848-4000

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities of an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Post Effective Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-145929) of Cardtronics, Inc. is being filed solely to amend Item 16(a) of Part II thereof and to transmit certain exhibits thereto. This Post Effective Amendment No. 2 does not modify any provision of the Prospectus constituting Part I or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the Prospectus and those Items of Part II have not been included in this Post Effective Amendment No. 2.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

(a) Exhibits:

Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated into this Item.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 10th day of December, 2007.

CARDTRONICS, INC.

By:	*
Jack Antonini
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 10th day of December, 2007.

Signature	Title

* Jack Antonini	Chief Executive Officer, President, and Director (Principal Executive Officer)

/s/ J. Chris Brewster J. Chris Brewster	Chief Financial Officer (Principal Financial and Accounting Officer)

* Fred R. Lummis	Director and Chairman of the Board of Directors

* Robert P. Barone	Director

* Frederick W. Brazelton	Director

* Ralph H. Clinard	Director

* Jorge M. Diaz	Director

* Roger B. Kafker	Director

* Michael A.R. Wilson	Director

* Ronald Delnevo	Director

*By: /s/ J. Chris Brewster J. Chris BrewsterAttorney-in-Fact

II-2

EXHIBIT INDEX

Exhibit
Number		Description

1	.1***	Form of Underwriting Agreement
2.1		Share Sale and Purchase Agreement between Bank Machine (Holdings) Limited and Cardtronics Limited, dated effective as of May 17, 2005 (incorporated herein by reference to Exhibit 2.1 of the Amendment No. 1 to Registration Statement on Form S-4/A, filed by Cardtronics, Inc. on July 10, 2006, Registration No. 333-131199).
2.2		Purchase and Sale Agreement Between E*TRADE Access, Inc., E*TRADE Bank, Cardtronics, LP and Cardtronics, Inc., dated effective as of June 2, 2004 (incorporated herein by reference to Exhibit 2.2 of the Amendment No. 1 to Registration Statement on Form S-4/A, filed by Cardtronics, Inc. on July 10, 2006, Registration No. 333-131199).
2.3		Purchase and Sale Agreement, dated as of July 20, 2007, by and between Cardtronics, LP and 7-Eleven, Inc. (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on July 26, 2007).
3	.1***	Form of Third Amended and Restated Certificate of Incorporation of Cardtronics, Inc.
3	.2***	Form of Second Amended and Restated Bylaws of Cardtronics, Inc.
4.1		Indenture dated as of July 20, 2007 among Cardtronics, Inc., the Subsidiary Guarantors party thereto, and Wells Fargo Bank, N.A. as Trustee (incorporated herein by reference to Exhibit 4.1 of the Quarterly Report on Form 10-Q filed on August 14, 2007).
4.2		Indenture dated as of August 12, 2005 by and among Cardtronics, Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, NA as Trustee (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).
4.3		Registration Rights Agreement dated as of July 20, 2007 among Cardtronics, Inc., the Guarantors named therein, Banc of America Securities, LLC and BNP Paribas Securities Corp. (incorporated herein by reference to Exhibit 4.2 of the Quarterly Report on Form 10-Q filed on August 14, 2007).
4.4		Supplemental Indenture dated as of June 22, 2007 among Cardtronics Holdings, LLC and Wells Fargo Bank, N.A. as Trustee (incorporated herein by reference to Exhibit 4.3 of the Quarterly Report on Form 10-Q filed on August 14, 2007).
4.5		Supplemental Indenture dated as of December 22, 2005 among ATM National, LLC and Wells Fargo Bank, N.A. as Trustee (incorporated herein by reference to Exhibit 4.4 of the Quarterly Report on Form 10-Q filed on August 14, 2007).
4.6		Form of Senior Subordinated Note (incorporated by reference to Exhibit A to Exhibit 4.2 hereto).
4.7		Registration Rights Agreement dated as of August 12, 2005 by and among Cardtronics, Inc., the Subsidiary Guarantors party thereto and the Initial Purchasers party thereto (incorporated herein by reference to Exhibit 4.3 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).
5	.1***	Opinion of Vinson & Elkins L.L.P.
10.1		ATM Cash Services Agreement between Bank of America and Cardtronics, LP, dated effective as of August 2, 2004 (incorporated herein by reference to Exhibit 10.1 of the Amendment No. 2 to Registration Statement on Form S-4/A filed by Cardtronics, Inc. on August 25, 2006, Registration No. 333-131199).

Exhibit
Number	Description

10.2	Third Amended and Restated First Lien Credit Agreement, dated as of May 17, 2005, by and among Cardtronics, Inc., the Subsidiary Guarantors party thereto, Bank of America, N.A., BNP Paribas, and the other Lenders parties thereto (incorporated herein by reference to Exhibit 10.2 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).
10.3	Amendment No. 1 to Credit Agreement, dated as of July 6, 2005 (incorporated herein by reference to Exhibit 10.3 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).
10.4	Amendment No. 2 to Credit Agreement, dated as of August 5, 2005 (incorporated herein by reference to Exhibit 10.4 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).
10.5	Amendment No. 3 to Credit Agreement, dated as of November 17, 2005 (incorporated herein by reference to Exhibit 10.5 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).
10.6	Employment Agreement between Cardtronics, LP and Jack M. Antonini, dated effective as of January 30, 2003 (incorporated by reference to Exhibit 10.10 of the Registration Statement on Form S-1 filed by Cardtronics, Inc. on March 10, 2004, Registration No. 333-113470).†
10.7	First Amendment to Employment Agreement between Cardtronics, LP and Jack M. Antonini, dated effective as of February 4, 2004 (incorporated by reference to Exhibit 10.11 of the Registration Statement on Form S-1 filed by Cardtronics, Inc. on March 10, 2004, Registration No. 333-113470).†
10.8	Second Amendment to Employment Agreement between Cardtronics, LP and Jack M. Antonini, dated effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.8 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.9	Restricted Stock Agreement, dated as of February 4, 2004 between Cardtronics, Inc. and Jack M. Antonini (incorporated herein by reference to Exhibit 10.9 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.10	First Amendment to Restricted Stock Agreement, dated as of March 1, 2004, between Cardtronics, Inc. and Jack M. Antonini (incorporated herein by reference to Exhibit 10.10 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.11	Second Amendment to Restricted Stock Agreement, dated as of February 10, 2005, between Cardtronics, Inc. and Jack M. Antonini (incorporated herein by reference to Exhibit 10.11 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.12	Employment Agreement between Cardtronics, LP and Michael H. Clinard, dated effective as of June 4, 2001 (incorporated by reference to Exhibit 10.12 of the Registration Statement on Form S-1 filed by Cardtronics, Inc. on March 10, 2004) (incorporated by reference to Exhibit 10.12 of the Registration Statement on Form S-1 filed by Cardtronics, Inc. on March 10, 2004, Registration No. 333-113470).†
10.13	First Amendment to Employment Agreement between Cardtronics, LP and Michael H. Clinard, dated effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.13 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.14	Employment Agreement between Cardtronics, LP and Thomas E. Upton, dated effective as of June 1, 2001 (incorporated by reference to Exhibit 10.13 of the Registration Statement on Form S-1 filed by Cardtronics, Inc. on March 10, 2004, Registration No. 333-113470).†

Exhibit
Number	Description

10.15	First Amendment to Employment Agreement between Cardtronics, LP and Thomas E. Upton, dated effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.15 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.16	Employment Agreement between Cardtronics, LP and J. Chris Brewster, dated effective as of March 31, 2004 (incorporated by reference to Exhibit 10.14 of the Registration Statement on Form S-1/A filed by Cardtronics, Inc. on May 14, 2004).†
10.17	First Amendment to Employment Agreement between Cardtronics, LP and J. Chris Brewster, dated effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.17 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.18	Employment Agreement between Cardtronics, LP, Cardtronics, Inc. and Drew Soinski, dated effective as of July 12, 2005 (incorporated herein by reference to Exhibit 10.18 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.19	Amended and Restated Service Agreement between Bank Machine Limited and Ron Delnevo, dated effective as of May 17, 2005 (incorporated herein by reference to Exhibit 10.19 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.20	Bonus Agreement between Bank Machine Limited and Ron Delnevo, dated effective as of May 17, 2005 (incorporated herein by reference to Exhibit 10.20 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.21	2001 Stock Incentive Plan of Cardtronics Group, Inc., dated effective as of June 4, 2001 (incorporated herein by reference to Exhibit 10.21 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.22	Amendment No. 1 to the 2001 Stock Incentive Plan of Cardtronics Group, Inc., dated effective as of January 30, 2004 (incorporated herein by reference to Exhibit 10.22 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.23	Amendment No. 2 to the 2001 Stock Incentive Plan of Cardtronics Group, Inc., dated effective as of June 23, 2004 (incorporated herein by reference to Exhibit 10.23 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.24	Form of Director Indemnification Agreement entered into by and between Cardtronics, Inc. and each of its directors, dated as of February 10, 2005 (incorporated herein by reference to Exhibit 10.24 of the Registration Statement on Form S-4, filed by Cardtronics, Inc. on January 20, 2006, Registration No. 333-131199).†
10.25	Amendment No. 1 to ATM Cash Services Agreement, dated August 2, 2004 (incorporated herein by reference to Exhibit 10.25 of the Amendment No. 2 to Registration Statement on Form S-4/A filed by Cardtronics, Inc. on August 25, 2006, Registration No. 333-131199).
10.26	Amendment No. 2 to ATM Cash Services Agreement, dated February 9, 2006 (incorporated herein by reference to Exhibit 10.26 of the Amendment No. 2 to Registration Statement on Form S-4/A filed by Cardtronics, Inc. on August 25, 2006, Registration No. 333-131199).
10.27	2006 Bonus Plan of Cardtronics, Inc., effective as of January 1, 2006 (incorporated herein by reference to Exhibit 10.27 of the Annual Report on Form 10-K filed on April 2, 2007).†
10.28	Amendment No. 4 to Credit Agreement, dated as of February 14, 2006 (incorporated herein by reference to Exhibit 10.28 of the Annual Report on Form 10-K filed on April 2, 2007).

Exhibit
Number		Description

10	.29***	Amendment No. 5 to Credit Agreement, dated as of September 29, 2006.
10.30		Amendment No. 6 to Credit Agreement, dated as of May 3, 2007 (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on May 9, 2007).
10.31		Amendment No. 7 to Credit Agreement, dated as of July 18, 2007 (incorporated herein by reference to Exhibit 10.2 of the Quarterly Report on Form 10-Q filed on August 14, 2007).
10	.32****	Vault Cash Agreement, dated as of July 20, 2007, by and between Cardtronics, Inc. and Wells Fargo, N.A. (incorporated herein by reference to Exhibit 10.1 of our Quarterly Report on Form 10-Q filed on November 8, 2007).
10	.33****	Placement Agreement, dated as of July 20, 2007, by and between Cardtronics, Inc. and 7-Eleven, Inc. (incorporated herein by reference to Exhibit 10.2 of our Quarterly Report on Form 10-Q filed on November 8, 2007).
10.34		Cardtronics, Inc. 2007 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 of our Quarterly Report on Form 10-Q filed on November 8, 2007).
10	.35***	First Amended and Restated Investors Agreement, dated as of February 10, 2005, by and among Cardtronics, Inc. and certain securityholders thereof.
10	.36***	First Amendment to First Amended and Restated Investors Agreement, dated as of May 17, 2005, by and among Cardtronics, Inc. and certain securityholders thereof.
10	.37***	Form of Second Amendment to First Amended and Restated Investors Agreement, dated as of November , 2007, by and among Cardtronics, Inc. and certain securityholders thereof.
10	.38***	Amendment No. 3 to the 2001 Stock Incentive Plan of Cardtronics Group, Inc. dated effective as of May 9, 2006.†
10	.39***	Amendment No. 4 to the 2001 Stock Incentive Plan of Cardtronics Group, Inc. dated effective as of August 22, 2007.†
10	.40***	Amendment No. 5 to the 2001 Stock Incentive Plan of Cardtronics Group, Inc. dated effective as of November 26, 2007.†
10	.41*	Letter Agreement dated December 10, 2007 between Cardtronics, Inc. and certain entities affiliated with TA Associates, Inc. regarding Cardtronic’s Series B Convertible Preferred Stock.
12	.1***	Computation of Ratio of Earnings to Fixed Charges.
21.1		Subsidiaries of Cardtronics, Inc. (incorporated herein by reference to Exhibit 21.1 of our Annual Report on Form 10-K filed on April 2, 2007).
23	.1***	Consent of Independent Registered Public Accounting Firm KPMG LLP.
23	.2***	Consent of Independent Accountants PricewaterhouseCoopers LLP.
23	.3***	Consent of Vinson & Elkins L.L.P. (Contained in Exhibit 5.1).
24	.1***	Power of Attorney (included on the signature page to this Registration Statement).

*	Filed herewith

**	To be filed by amendment

***	Previously filed.

****	The Securities and Exchange Commission has granted confidential treatment of certain provisions of this exhibit. The omitted material for which confidential treatment was granted was filed separately with the Securities and Exchange Commission.

†	Management contract or compensatory plan or arrangement